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                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark DeBacker, the Principal Financial Officer and Treasurer of Evans Bancorp, Inc (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and (2) the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is made to comply with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Date: March 18, 2004                     By:   /s/Mark DeBacker
                                               ---------------------------------
                                         Name: Mark DeBacker
                                               Title: Treasurer
                                               (Principal Financial Officer)

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